Exhibit 99.2

LMI AEROSPACE, INC.

CORPORATE GOVERNANCE PRINCIPLES

COMPANY BOARD MISSION STATEMENT

To direct LMI Aerospace, Inc. (the “Company”) in achieving dominance in all of its market areas through conscientious adherence to the highest standard of business practices, with the focus of maximizing shareholder value.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

The Board of Directors is the ultimate decision-making body except with respect to those matters reserved to the shareholders.  The primary responsibility of the Board of Directors of the Company (the “Board”) shall be the oversight and direction of the business and affairs of the Company in the interest and for the benefit of the Company’s shareholders.  The Board’s detailed responsibilities include:

•	Delegating authority to management in order to achieve the goals outlined in the Mission Statement.

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Reviewing, by the independent directors of the Board or the Corporate Governance and Nominating Committee, the performance of the Chief Executive Officer and other executive officers of the Company annually via the Compensation Committee, followed by a report to the full Board.

•	Planning for the succession to the position of Chief Executive Officer and assisting the Chief Executive Officer in succession planning for the other executive officers.

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Recommending candidates to the shareholders for election to the Board of Directors.  The Corporate Governance and Nominating Committee of the Board shall identify, evaluate and recommend to the Board qualified nominees for election or appointment.

•	Reviewing and, where appropriate, approving the Company’s major financial objectives and strategic and operating plans and actions such as the Company’s annual budget.

•	Reviewing and evaluating the performance of management.

•	Overseeing the processes for maintaining the integrity of the Company with regard to its financial statements and other public disclosures, and compliance with law and ethics.

Members of the Board shall act at all times in accordance with the requirements of the Company’s Code of Business Conduct and Ethics, which shall be applicable to each director in connection with his or her activities relating to the Company.  This obligation shall at all times include, without limitation, adherence to the Company’s policies with respect to conflicts of interest, corporate opportunities, confidentiality, protection and proper use of the Company’s assets, ethical and fair conduct in business dealings and respect for and compliance with all applicable laws, rules and regulations.  Any waiver of the requirements of the Code of Business Conduct and Ethics shall be made only by a resolution of the Company’s independent directors.

DIRECTOR CRITERIA AND REQUIREMENTS

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Personal and Business Ethics – A director must possess unquestionable business ethics and personal integrity.  He or she must demonstrate consistent application of these ethical standards in his or her dealings at the Company and all other business environments.

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Financial Literacy – Financial oversight of the Company is a key function of the Board.  Directors, therefore, should possess a broad financial knowledge to effectively read and understand financial statements, ratios and other performance measures.  Directors should maintain familiarity with current business legal and regulatory developments.

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Broad-Based Business Experience – A director’s background should include sufficient business experience and education to be able to provide guidance and direction to management on a wide-variety of topics.  Preferably, this experience specifically relates to the Company’s industry segment.

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Track Record of Success – Due to the competitive nature of the Company’s business, it is critical that a director have a demonstrated record of achievement.  A director must possess high expectations for performance from the management team to continue the Company’s own track record of success.

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Commitment – Directors should be personally and professionally committed to the ongoing success of the Company, exhibiting pride and enthusiasm in their capacity and responsibility as a member of the Board.  They should take initiative and play an active role in Board discussion and decision-making.

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Outside Directorships – Directors may serve on the boards of directors of privately owned companies at their discretion.  However, the Company directors may serve on no more than three additional boards of directors of publicly traded companies.

•	Attendance – Directors are expected to attend at least 75% of scheduled Board meetings each year. Telephonic attendance is acceptable when necessary.

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Director Education – Directors shall keep abreast of current business trends and regulations, including the rules of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission.

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Change in Status/Resignation – Company directors are required to submit any change in their employment status to the Board for review.  If the change results in their ineligibility to perform the function of a Board director, they must submit their resignation in writing to the Board.

BOARD COMPOSITION

The Board of Directors of the Company shall be comprised of a majority of independent directors.

Independent Directors

The Company defines “independent” director in accordance with Nasdaq Marketplace Rule 4200.  To be considered independent under Rule 4200, the Board must determine that a director has no material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates.  A relationship shall be considered “material” if it would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board shall use the following criteria to determine director independence in accordance with the Nasdaq Stock Market rules:

•	An independent director cannot have been employed by the Company or any subsidiary of the Company within the current or last three years.

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An independent director cannot directly receive, or be the family member of a person (other than an employee of the Company) who receives, compensation from the Company in excess of $120,000 during the current year or any of the past three fiscal years, except for Board service, retirement plan benefits or non-discretionary compensation. For the purpose of determining independence, a “family member” includes any person who is a relative by blood, marriage or adoption or someone who has the same residence.

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An independent director cannot be a family member of an individual that was employed as an executive officer of the Company during the current year or any of the past three years. For the purpose of determining independence, a “family member” includes any person who is a relative by blood, marriage or adoption or someone who has the same residence.

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An independent director cannot be a partner in, controlling shareholder of or an executive officer of any organization to which the Company made, or from which the Company received, payments that exceed 5% of the Company’s consolidated gross revenues or $200,000, whichever is greater, for the current or any of the past three fiscal years.

•	An independent director cannot be an executive officer of another entity where any of the Company’s executive officers serve on that entity’s compensation committee.

Where a relationship is not covered by the above criteria, the determination of whether the relationship is material, and therefore whether the director is independent, shall be made by the Board’s then current independent directors.

Lead Director

The Board shall, in absence of an independent director serving as Chairman, and otherwise may, select an independent director to serve as Lead Director.  The Lead Director shall be elected annually by a majority of the independent directors.  The responsibility of the Lead Director shall be to preside at all meetings of the Board (unless the independent Chairman is present), to preside at all meetings of the independent directors and to discharge such other duties delegated from time to time by the Board.  The Lead Director may call meetings of the independent directors as he or she deems necessary and appropriate.

Management Directors

The Board of Directors of the Company may also include several operating management members, as long as they do not represent a majority of the number of directors.  These directors bring a unique perspective to the Board due to their daily hands-on involvement in the strategic and operational activities of the Company.  They are able to give the Board guidance on current business and industry trends, specific to the Company, necessary for informed discussion and decision-making.  Additionally, management directors bring extensive knowledge of key financial performance measures and statistics for the Board’s review.

The management directors are highly motivated for the Company’s success because their own compensation and stock plan is directly tied to the overall continued performance of the Company.  They are evaluated and reviewed by the entire Board of Directors and have extensive fiduciary responsibilities to the Board and the Company’s shareholders.  They are excluded from participation in Compensation Committee, Audit Committee and the Corporate Governance and Nominating Committee and from Executive Sessions of the Board due to their lack of independence, but may, upon request, provide specific input to the Committees or Executive Sessions of the Board.

Majority Voting for Directors

If a nominee for director in an uncontested election of directors (i.e., no Company shareholder provides the Company notice of an intention to nominate one or more candidates to compete with the nominees of the Company in an election of directors, or if such notice is given, is withdrawn by the day before the Company mails its notice of meeting to its shareholders) does not receive “a majority of the votes cast" at such meeting of shareholders, then such director (“Subject Director”) is to tender his or her resignation to the Board of Directors.  The term “a majority of the votes cast” means that the number of shares voted in favor of the Subject Director’s election or reelection exceeds 50% of the number of votes cast with respect to the subject director’s election.  “Votes cast” with respect to a director’s election includes votes to withhold authority but does not include abstentions of failure to vote with respect to that director’s election.  The Board shall not nominate for election or reelection as a director of the Company any candidate who does not agree to tender, promptly following such person’s failure to receive the required vote for election or reelection at the next meeting at which such person would face election or reelection, a resignation as a director of the Company.

The Corporate Governance and Nominating Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation of a Subject Director.  The Board of Directors must act on the tendered resignation, taking into account the Corporate Governance and Nominating Committee’s recommendation, within 90 days from the date of the certification of the election results.  The Subject Director will not participate in any meeting of the Corporate Governance and Nominating Committee or the Board of Directors regarding the acceptance or rejection of his or her resignation.  If a majority of the Corporate Governance and Nominating Committee do not receive at least a majority of the votes cast, then these independent directors receiving a majority of votes cast shall constitute a committee to consider the resignation offers and recommend to the Board of Directors whether to accept them.

The Board of Directors shall promptly publicly disclose its action on the tendered resignation of a Subject Director by furnishing a report with the Securities and Exchange Commission its decision regarding the tendered resignation, including its rationale for accepting or rejecting the resignation offer.

BOARD COMMITTEES

The Board shall at all times have an Audit Committee and a Compensation Committee.  The Board may, by resolution of a majority of the Board, create such other committees as it deems advisable for the purposes of fulfilling its primary responsibilities.  Each committee shall perform its duties as assigned by the Board in compliance with its Committee Charter and any applicable laws, rules or regulations.

Audit Committee

The Audit Committee shall be composed of three or more independent directors pursuant to the standards imposed by the Nasdaq Stock Market as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934.  In addition, at least one member of the Audit Committee shall be qualified as an “audit committee financial expert,” as that term is defined in the rules of the Securities and Exchange Commission.  The Audit Committee shall be governed by a written Charter which shall, among other things, specify the purposes and responsibilities of the Audit Committee and the requirements of membership.

Compensation Committee

The Compensation Committee shall be composed solely of independent directors.  In addition, each member of the Compensation Committee shall be a “non-employee” director within the meaning of the Rule 16b-3 under the Securities Exchange Act of 1934, as amended and an “outside” director with the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Compensation Committee shall be governed by a written Charter which shall, among other things, specify the purposes and responsibilities of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee shall be composed of three or more independent directors pursuant to the standards imposed by the Nasdaq Stock Market.  The Corporate Governance and Nominating Committee shall be governed by a written Charter which shall, among other things, specify the purposes and responsibilities of the Corporate Governance and Nominating Committee and the requirements of membership.

NOMINATION OF DIRECTOR CANDIDATES

The Corporate Governance and Nominating Committee shall have the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company’s Board of Directors.  The Corporate Governance and Nominating Committee will give appropriate consideration to written recommendations from shareholders of the Company regarding the nomination of qualified persons to serve as directors of the Company, provided that such recommendations contain sufficient information regarding proposed nominees so as to permit the Corporate Governance and Nominating Committee to properly evaluate each nominee’s qualifications to serve as a director.  The Corporate Governance and Nominating Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Corporate Governance and Nominating Committee.

The selection by the Corporate Governance and Nominating Committee of any person for recommendation to the Board of Directors shall be based upon the criteria, experience and skill requirements for potential candidates as set forth elsewhere herein and such potential candidates may be evaluated by the Board of Directors through personal interviews with the directors and by any other means deemed appropriate.

BOARD COMPENSATION

The Corporate Governance and Nominating Committee is responsible for recommending to the Board of Directors the amounts and forms of director compensation.

MEETING ATTENDANCE/COMMUNICATION

The Board of Directors meets quarterly every year, and the directors also are expected to attend the Company’s Annual Shareholders Meeting.  Additionally, special meetings may be called from time to time and telephonic meetings are occasionally arranged.

The independent directors shall meet in executive session independent of the Chief Executive Officer and other executive officers at least twice annually.

INDEPENDENT AUDITOR

The selection of the Company’s independent auditor shall be made by the Audit Committee and submitted to the shareholders of the Company for ratification at the annual meeting of the shareholders.  However, the Audit Committee’s submission of such selection to the shareholders for ratification is not required by the Company’s Bylaws or governing documents or by law, but rather, a matter of good corporate practice.  As such, if the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Further, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.